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CUSIP NO. 268140 10 0               13D                      PAGE 23 OF 24 PAGES
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                                                                       EXHIBIT 8

                             JOINT FILING AGREEMENT

                             ----------------------

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Acterna Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 25th day of January, 2002.

CLAYTON, DUBILIER & RICE FUND V
  LIMITED PARTNERSHIP

By:  CD&R Associates V Limited Partnership,
       its general partner

By:  CD&R Investment Associates II, Inc.
       its managing general partner

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer

CD&R ASSOCIATES V LIMITED PARTNERSHIP

By:  CD&R Investment Associates II, Inc.,
       its managing general partner

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer

CD&R INVESTMENT ASSOCIATES II, INC.

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer

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CUSIP NO. 268140 10 0               13D                      PAGE 24 OF 24 PAGES
- --------------------------------------------------------------------------------

CD&R INVESTMENT ASSOCIATES, INC.

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer

CLAYTON, DUBILIER & RICE FUND VI
  LIMITED PARTNERSHIP

By:  CD&R Associates VI Limited Partnership,
       its general partner

By:  CD&R Investment Associates VI, Inc.
       its managing general partner

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer

CD&R ASSOCIATES VI LIMITED PARTNERSHIP

By:  CD&R Investment Associates VI, Inc.,
       its managing general partner

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer

CD&R INVESTMENT ASSOCIATES VI, INC.

By: /s/ Donald J. Gogel
   ------------------------------
      Name:  Donald J. Gogel
      Title: President and Chief
             Executive Officer